EXECUTION COPY

          THIRD AMENDMENT, dated as of February 24, 2000 (this "Amendment"), to the CREDIT AND GUARANTEE AGREEMENT, dated as of November 3, 1997 (as amended prior to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among KINETIC CONCEPTS, INC., a Texas corporation (the "Company"), The Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties to the Credit Agreement, the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), BANK OF AMERICA, N.A., a national banking association ("Bank of America"), as administrative agent for the Lenders thereunder, and BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust"), as syndication agent for the Lenders thereunder.

                    W I T N E S S E T H :


          WHEREAS, the Company and the Subsidiary Borrowers have requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

          WHEREAS, the Lenders are willing to amend the Credit Agreement in the manner and on the terms and conditions provided for herein;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

          SECTION   1.    DEFINITIONS AND SECTION REFERENCES

          1.1 Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

          1.2       Section References.  Unless otherwise
indicated, all Section and subsection references are to the Credit Agreement.


          SECTION   2.    AMENDMENTS TO CREDIT AGREEMENT

          2.1       Amendment to Subsection 1.1.  Subsection
1.1 of the Credit Agreement is hereby amended as follows:

          (a) by amending and restating in their entireties the following definitions contained in such subsection to read as follows:

                    "Leverage Ratio Level": as to the
          Company, the existence of Leverage Ratio Level I,
          Leverage Ratio Level II, Leverage Ratio Level III,
          Leverage Ratio Level IV or Leverage Ratio Level V, as the case may be.

                    "Leverage Ratio Level V":  as to the
          Company, shall exist on an Adjustment Date if the Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is less than 4.00 to 1.00.

          (b) by deleting in its entirety the definition of "Leverage Ratio Level VI" contained in such subsection.

          (c) by adding the following definitions in the proper alphabetical order:

                    "Third Amendment": the Third Amendment
          to this Agreement dated as of February 24, 2000.

                    "Third Amendment Effective Date"  the
          Effective Date under the Third Amendment.

          (d) by adding the following proviso at the end of clause (iv) of the definition of "EBITDA" contained in such subsection:

                    ", provided that the aggregate amount of non-cash charges and expenses that may be added back pursuant to this clause (iv) in connection with the calculation of EBITDA of the Company subsequent to the Third Amendment Effective Date may not exceed $25,000,000, and"

          (e) by adding the following proviso at the end of the definition of "Net Income" contained in such subsection:

                    ", provided, however, that the net
          income of the Company and its Consolidated
          Subsidiaries shall only include 50% of any net income resulting from the collection of some or all of the $15,000,000 of outstanding receivables related to sales and services pertaining to the Vacuum Assisted Closure Devise prior to December
          31, 1999."

          (f) by amending and restating in its entirety clause (d) of the definition of "Permitted Acquisition" as follows:

                    "(d) the purchase price (including
          assumed indebtedness and the fair market value of the non-cash consideration in connection with such Acquisition) of such Acquisition does not exceed $15,000,000 individually and the purchase price of all such Acquisitions (i) in any given fiscal year does not exceed $25,000,000 in the aggregate and
          (ii) since the Closing Date does not exceed
          $70,000,000 in the aggregate (provided that, if the Company or any of its Subsidiaries receives Net Cash Proceeds of capital contributions by, or from the issuance of any Capital Stock to, the Buyers after the Merger Date which are not used to repay Senior Subordinated Bridge Loans, such aggregate limitation in clause (ii) above shall be increased by the aggregate amount of such Net Cash Proceeds, but such increase shall not be in excess of $25,000,000 in the aggregate),"

          2.2       Amendment to Subsection 10.1.
Subsection 10.1 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section 10.1:


          "10.1  Financial Condition Covenants.

          (a) Interest Coverage. Permit for any period of four consecutive fiscal quarters ending at the end of any fiscal quarter set forth below the ratio of (i)
     EBITDA of the Company for such period to (ii)
     Consolidated Cash Interest Expense of the Company for such period to be less than the ratio set forth opposite such period below:


Fiscal Quarter Ending         Interest Coverage Ratio
December 31, 1999             1.75 to 1.00
March 31, 2000                1.75 to 1.00
June 30, 2000                 1.75 to 1.00
September 30, 2000            1.75 to 1.00
December 31, 2000             1.75 to 1.00
March 31, 2001                1.75 to 1.00
June 30, 2001                 1.75 to 1.00
September 30, 2001            1.75 to 1.00
December 31, 2001             2.00 to 1.00
March 31, 2002                2.00 to 1.00
June 30, 2002                 2.00 to 1.00
September 30, 2002            2.00 to 1.00
December 31, 2002             2.25 to 1.00
March 31, 2003                2.25 to 1.00
June 30, 2003                 2.25 to 1.00
September 30, 2003            2.25 to 1.00
December 31,2003 March        2.50 to 1.00
31, 2004                      2.50 to 1.00
June 30, 2004                 2.50 to 1.00
September 30, 2004            2.50 to 1.00
December 31, 2004             2.75 to 1.00
March 31, 2005                2.75 to 1.00
June 30, 2005                 2.75 to 1.00
September 30, 2005            2.75 to 1.00
December 31, 2005 and
each Fiscal Quarter
ending thereafter             3.00 to 1.00


          (b) Leverage Ratio.   Permit the Leverage Ratio as
     of the last day of any fiscal quarter of the Company set forth below, or at any time thereafter prior to the last day of the next succeeding fiscal quarter, to be greater than the ratio set forth opposite such fiscal quarter below:

 Fiscal Quarter Ending           Ratio

December 31, 1999             6.00 to 1.00
March 31, 2000                6.00 to 1.00
June 30, 2000                 6.00 to 1.00
September 30, 2000            6.00 to 1.00
December 31, 2000             5.50 to 1.00
March 31, 2001                5.50 to 1.00
June 30, 2001                 5.50 to 1.00
September 30, 2001            5.50 to 1.00
December 31, 2001             5.00 to 1.00
March 31, 2002                5.00 to 1.00
June 30, 2002                 5.00 to 1.00
September 30, 2002            5.00 to 1.00
December 31, 2002             4.50 to 1.00
March 31, 2003                4.50 to 1.00
June 30, 2003                 4.50 to 1.00
September 30,2003             4.50 to 1.00
December 31, 2003             4.00 to 1.00
March 31, 2004                4.00 to 1.00
June 30, 2004                 4.00 to 1.00
September 30, 2004            4.00 to 1.00
December 31, 2004 and
each Fiscal Quarter
ending thereafter             3.50 to 1.00


          (c) Minimum EBITDA. Permit EBITDA of the Company for any period of four consecutive fiscal quarters ending at the end of any fiscal quarter set forth below to be less than the amount set forth opposite such period:

  Fiscal Quarter Ending                   EBITDA

December 31, 1999                        85,000,000
March 31, 2000                           85,000,000
June 30, 2000                            85,000,000
September 30, 2000                       85,000,000
December 31, 2000                        94,000,000
March 31, 2001                           94,000,000
June 30, 2001                            94,000,000
September 30, 2001                       94,000,000
December 31, 2001                        99,000,000
March 31, 2002                           99,000,000
June 30, 2002                            99,000,000
September 30, 2002                       99,000,000
December 31, 2002                       107,000,000
March 31, 2003                          107,000,000
June 30, 2003                           107,000,000
September 30, 2003                      107,000,000
December 31, 2003                       115,000,000
March 31, 2004                          115,000,000
June 30, 2004                           115,000,000
September 30, 2004                      115,000,000
December 31, 2004                       119,000,000
March 31, 2005                          119,000,000
June 30, 2005                           119,000,000
September 30, 2005                      119,000,000
December 31, 2005                       124,000,000"


          2.3       Amendment to Subsection 10.8.
Subsection 10.8 of the Credit Agreement is hereby amended by deleting the table in such subsection in its entirety and substituting in lieu thereof the following new table:

"Fiscal Year                     Amount

1999                           30,000,000
2000                           30,000,000
2001                           30,000,000
2002                           35,000,000
2003                           35,000,000
2004 and each Fiscal Year
thereafter                     40,000,000"

          2.4       Amendment to Annex A to the Credit
Agreement. Annex A to the Credit Agreement is hereby amended by deleting such Annex A in its entirety and substituting in lieu thereof a new Annex A to read in its entirety as set forth on Annex A attached hereto.

          2.5       Termination of Unused Acquisition
Loan Commitments.  On the Effective Date, all unfunded
Acquisition Loan Commitments under the Credit Agreement shall be automatically terminated.


     SECTION 3.          MISCELLANEOUS

          3.1 Representations and Warranties. On and as of the date hereof, the Company and the Subsidiary Borrowers hereby confirm, reaffirm and restate the representations and warranties set forth in Section 7 of the Credit Agreement mutatis mutandis (after giving effect to any amendments thereto pursuant to this Amendment), except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Company and the Subsidiary Borrowers hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.


          3.2       Effectiveness.  This Amendment shall
become effective as of the date upon which the conditions set forth below shall first be satisfied (the "Effective
Date"):

          (a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Company, the Subsidiary Borrowers and the Required Lenders with a counterpart for the Administrative Agent and a counterpart or a conformed copy for each Lender.

          (b) Amendment Fee. The Administrative Agent shall have received for each Lender which executes this Amendment on or prior to February 24, 2000 (and which committed to approve this Amendment on or prior to February 16, 2000), an amendment fee in an amount equal to .15% of the sum of (i) such Lender's Revolving Credit Commitment, (ii) such Lender's unused Acquisition Loan Commitment and (iii) the aggregate principal amount of the then outstanding Term Loans and Acquisition Loans of such Lender.

          (c)  Representations and Warranties.  The
     Administrative Agent shall have received a certificate of the chief financial officer of the Company to the effect that each of the representations and warranties made by the Company, the Subsidiary Borrowers and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

          (d) Consent. Each Guarantor under the Guarantee and Collateral Agreement shall have consented to this Amendment

          (e) Expenses. The Company shall have paid all other fees and expenses payable in connection with this Amendment.

          3.3 Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

          3.4 Expenses. The Company agrees to pay and reimburse the Administrative Agent for all reasonable costs and out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          3.5 Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          3.6       GOVERNING LAW.  THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


KINETIC CONCEPTS, INC.


By: /s/ Martin J. Landon
   Name:  Martin J. Landon
   Title: Vice President


BANK OF AMERICA N.A., as Administrative Agent and as a
Lender


By: /s/F.SCOTT SINGHOFF
   Name:  F. Scott Singhoff
   Title: Managing Director


BANKERS TRUST COMPANY, as Syndication Agent and as a Lender


By: /s/ROBERT R. TELESCA
   Name:  Robert R. Telesca
   Title: Assistant Vice President


ALLIANCE CAPITAL FUNDING, L.L.C., as assignee,


By: /s/L.I. SAVITRI ALEX
   Name:  L.I. Savitri Alex
   Title: Vice President


ALLIANCE INVESTMENTS LIMITED


By: /s/L.I. SAVITRI ALEX
   Name:  L.I. Savitri Alex
   Title: Vice President


ARCHIMEDES FUNDING II LTD.


By: /s/
   Name:
   Title:


BANKBOSTON, N.A.


By: /s/RICHARD D. HILL, JR.
   Name:  Richard D. Hill, Jr.
   Title: Managing Director


BEDFORD CDO LIMITED
By: Pacific Investment Management Company as its
Investment advisor
By: PIMCO Management Inc., a general partner


By: /s/MOHAN V. PHANSALKAR
   Name:  Mohan V. Phansalkar
   Title: Senior Vice President


BHF (USA) CAPITAL CORPORATION


By: /s/ DAN DOBRJANSKYJ         By: /S/ PATRICK S. MARSH
   Name:  Dan Dobrjanskyj          Name:  Patrick S. Marsh
   Title: Asst. Vice President            Associate


CAPTIVA III FINANCE LTD.
As advised by Pacific Investment Management Company

By: /s/DAVID DYER
   Name:  David Dyer
   Title: Director



CAPTIVA IV FINANCE LTD.
As advised by Pacific Investment Management Company

By: /s/DAVID DYER
   Name:  David Dyer
   Title: Director


THE CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


By: /s/ DAVID P. MCGEE
   Name:  David P. McGee
   Title: Senior Vice President


CITY NATIONAL BANK


By: /s/RANDALL WATSEK
   Name:  Randall Watsek
   Title: Vice President


CRESCENT/MACH I PARTNERS L.P.
By: TCW Asset Management Company as its Investment Manager

By: /s/JONATHAN I. BERG
   Name:  Jonathan I. Berg
   Title: Assistant Vice President


CYPRESSTREE INVESTMENT FUND LLC
By: CypressTree Investment Management Company, Inc. its
Managing Member

By: /s/CATHERINE C. MCDERMOTT
   Name:  Catherine C. McDermott
   Title: Principal




CYPRESSTREE INVESTMENT PARTNERS I LTD.
By: CypressTree Investment Management Company, Inc. its
Managing Member

By: /s/CATHERINE C. MCDERMOTT
   Name:  Catherine C. McDermott
   Title: Principal


CYPRESSTREE INVESTMENT PARTNERS II LTD.
By: CypressTree Investment Management Company, Inc. its
Managing Member

By: /s/CATHERINE C. MCDERMOTT
   Name:  Catherine C. McDermott
   Title: Principal


DEUTSCHE BANK AKTIENGESELLSCHAFT


By: /s/
   Name:
   Title:


FLEET NATIONAL BANK


By: /s/PAULINE SO
   Name:  Pauline So
   Title: Assistant Vice President


FREMONT INVESTMENT & LOAN


By: /s/MAUREEN NUNNARI
   Name:  Maureen Nunnari
   Title: Vice President




THE FUJI BANK LIMITED


By: /s/JOHN D. DOYLE
   Name:  John D. Doyle
   Title: Vice President & Manager


HSBC BANK USA


By: /s/JOHN LYONS
   Name:  John Lyons
   Title: Senior Vice President


INDOSUEZ CAPITAL FUNDING III LIMITED


By: /s/MELISSA MARANO
   Name:  Melissa Marano
   Title: Vice President


INDOSUEZ CAPITAL FUNDING IV LIMITED


By: /s/MELISSA MARANO
   Name:  Melissa Marano
   Title: Vice President


THE INDUSTRIAL BANK OF JAPAN LIMITED


By: /s/J. KENNETH BIEGEN
   Name:  J. Kenneth Biegen
   Title: Senior Vice President









PPM AMERICA, INC. AS ATTORNEY IN FACT, ON BEHALF OF
JACKSON NATIONAL LIFE INSURANCE COMPANY

By: /s/JOHN WALDING
   Name:  John Walding
   Title: Managing Director


KZH ING-2 LLC

By: /s/SUSAN LEE
   Name:  Susan Lee
   Title: Authorized Agent


KZH CYPRESSTREE-1 LLC

By: /s/SUSAN LEE
   Name:  Susan Lee
   Title: Authorized Agent


KZH LANGDALE LLC


By: /s/SUSAN LEE
   Name:  Susan Lee
   Title: Authorized Agent


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


By: /s/DAVID L. BABSON AND COMPANY, INC.
   Name:  David L. Babson and Company, Inc.
   Title: Investment Advisor


MITSUBISHI TRUST AND BANKING CORPORATION


By: /s/NOBUO TOMINAGA
   Name:  Nobuo Tominaga
   Title: Chief Manager




ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
By: Pilgrim Investment, Inc., as its investment manager


By: /s/CHARLES E. LEMIEUX, CFA
   Name:  Charles E. LeMieux, CFA
   Title: Assistant Vice President


MOUNTAIN CAPITAL CLO I LTD.


By: /s/DARREN P. RILEY
   Name:  Darren P. Riley
   Title: Director


NATEXIS BANQUE BFCE


By: /s/LOUIS P. LAVILLE, III         By:/s/ DANIEL PAYER
   Name:  Louis P. LaVille, III         Name:  Daniel Payer
   Title: Vice President & Mgr.         Title: Asst. VP


NATIONAL CITY BANK


By: /s/JOSEPH D. ROBISON
   Name:  Joseph D. Robison
   Title: Vice President


NORTHERN LIFE INSURANCE COMPANY


By: /s/
   Name:
   Title:







OAK MOUNTAIN LIMITED


By: /s/
   Name:
   Title:


PARIBAS


By: /s/ SUSAN BOWES
   Name:  Susan Bowes
   Title: Vice President

By: /s/LEE S. BUCKNER
   Name:  Lee S. Buckner
   Title: Managing Director


SENIOR DEBT PORTFOLIO
By: Boston Management and Research, as Investment Advisor


By: /s/BARBARA CAMPBELL
   Name:  Barbara Campbell
   Title: Vice President


SUMMIT BANK


By: /s/ROBERT P. HARVEY
   Name:  Robert P. Harvey
   Title: Vice President


VAN KAMPEN CLO I LIMITED
By: Van Kampen Management Inc., as Collateral Manager


By: /s/DARVIN D. PIERCE
   Name:  Darvin D. Pierce
   Title: Vice President



VAN KAMPEN PRIME RATE INCOME TRUST
By: Van Kampen Investment Advisory Corp.

By: /s/DARVIN D. PIERCE
   Name:  Darvin D. Pierce
   Title: Vice President


WELLS FARGO BANK, N.A.


By: /s/DAVID NEUMANN
   Name:  David Neumann
   Title: Senior Vice President


ACKNOWLEDGMENT AND CONSENT
       Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Amendment, and in the case of KCI Licensing, Inc., hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder:


KCI HOLDINGS COMPANY, INC.


By: /s/ MARTIN J. LANDON
  Title: Vice President


KCI INTERNATIONAL HOLDING COMPANY


By: /s/ MARTIN J. LANDON
  Title: Vice President


KCII HOLDINGS, L.L.C.


By: /s/ MARTIN J. LANDON
  Title: Vice President


PLEXUS ENTERPRISES, INC.


By: /s/ MARTIN J. LANDON
  Title: Vice President


MEDICAL RETRO DESIGN, INC.


By: /s/ MARTIN J. LANDON
  Title: Vice President



KCI PROPERTIES, INC.

By: /s/ MARTIN J. LANDON
  Title: Vice President


KCI-RIK ACQUISITION CORP.


By: /s/ MARTIN J. LANDON
  Title: Vice President


KCI REAL PROPERTY LIMITED


By: /s/ MARTIN J. LANDON
  Title: Vice President


KCI USA, INC. (f/k/a Therapeutic Services, Inc.)


By: /s/ MARTIN J. LANDON
  Title: Vice President


KCI AIR, INC.


By: /s/ MARTIN J. LANDON
  Title: Vice President

KCI INTERNATIONAL, INC.


By: /s/ MARTIN J. LANDON
  Title: Vice President


KCI LICENSING, INC.


By: /s/ MARTIN J. LANDON
  Title: Vice President


                                                                        ANNEX A
                                  PRICING GRID
             Revolving Loans
               (other than
                Revolving
             Offshore Loans),
              Tender Loans,
                 Tranche
             A Term Loans and    Tranche B Term Loans  Tranche C Term Loans
            Acquisition Loans
           --------------------  --------------------  --------------------
           Applicable  Applicable  Applicable  Applicable  Applicable Applicable
             Margin     Margin       Margin      Margin      Margin     Margin
Leverage      for      for Base       for       for Base      for      for Base  Revolving
  Ratio     Eurdollar    Rate      Eurodolla     Rate      Eurodollar     Rate   Offshore  Commitment
  Level      Loans      Loans        Loans       Loans      Loans      Loans       Loans      Fees
--------  -----------  ---------  -----------  ---------   ----------  ---------  -------- ----------
Leverage
  Ratio
 Level I       2.75%      1.75%      3.00%      2.00%       3.25%      2.25%      2.75%      0.50%
Leverage
  Ratio
Level II       2.50%      1.50%      3.00%      2.00%       3.25%      2.25%      2.50%     0.375%
Leverage
  Ratio
Level III      2.25%      1.25%      3.00%      2.00%       3.25%      2.25%      2.25%     0.375%
Leverage
  Ratio
Level IV       2.00%      1.00%      2.75%      1.75%       3.00%      2.00%      2.00%      0.30%
Leverage
  Ratio
 Level V       1.75%      0.75%      2.50%      1.50%       2.75%      1.75%      1.75%      0.30%
